UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ESPORTS ENTERTAINMENT GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ESPORTS ENTERTAINMENT GROUP, INC.

November 22, 2021

Dear Fellow Esports Entertainment Group Stockholders:

We invite you to attend the 2021 Annual Meeting of Stockholders of Esports Entertainment Group, Inc. to be held at the offices of the corporate counsel of Esports Entertainment Group located at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830 on Monday, December 20, 2021, at 10:00 a.m. Eastern Time.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2020 results are presented in detail in our Annual Report.

Your vote is very important. We encourage you to read all of the important information in the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Esports Entertainment Group.

Sincerely,

/s/ Grant Johnson
Grant Johnson
Chairman of the Board of Directors

ESPORTS ENTERTAINMENT GROUP, INC.

Block 6, Triq Paceville

St. Julians, Malta, STJ 3109

Telephone: 356 2713 1276

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Monday, December 20, 2021

To the Stockholders of Esports Entertainment Group, Inc.:

The 2021 Annual Meeting of the Stockholders (the “Annual Meeting”) of Esports Entertainment Group, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Esports”, “we”, “us” or “our”), will be held on Monday, December 20, 2021, at 10:00 a.m. Eastern Time at the offices of the Company’s corporate counsel located at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830. The purpose of the meeting is to consider and act upon the following matters:

1.	To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 2);

3.	To approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 3);

4.	To ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 (Proposal No. 4);

5.	To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note (Proposal No. 5); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the close of business on October 25, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Grant Johnson
Grant Johnson
Chief Executive Officer and Chairman of the Board of Directors New York, NY
November 22, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 20, 2021

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

Page
GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING	1
Revocability of Proxies	1
Soliciting Proxies	1
Voting Securities	1
Voting of Proxies	2
Voting Procedures and Votes Required	2
Uninstructed Shares	2
Votes Required to Approve a Proposal	3
Tabulation and Reporting of Voting Results	3
Proxy Materials Are Available on the Internet	4
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	4
CORPORATE GOVERNANCE	7
Board of Directors	7
Delinquent Section 16(a) Reports	10
Board Committees	11
Code of Ethics	12
EXECUTIVE COMPENSATION	14
Summary Compensation Table	14
Agreements with Named Executive Officers	15
Outstanding Equity Awards at Year End	17
Director Compensation	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
Transactions with Related Persons	20
AUDIT-RELATED MATTERS	20
Audit Committee Report	20
Audit Fees and Services	21
Pre-Approval Policies and Procedures	21
MATTERS TO BE VOTED ON	21
Proposal No. 1: Election of Directors	21
Proposal No. 2: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	22
Proposal No. 3: Non-Binding Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers	23
Proposal No. 4: Ratification of Friedman LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2022	24
Proposal No. 5: To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note	24
OTHER MATTERS	26
Householding of Annual Meeting Materials	27

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ESPORTS ENTERTAINMENT GROUP, INC.

Block 6, Triq Paceville

St. Julians, Malta, STJ 3109

Telephone: 356 2713 1276

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 20, 2021

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

The enclosed proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Esports Entertainment Group, Inc. (the “Company,” “we” or “us”), for use at the 2021 Annual Meeting of the Company’s shareholders (the “Annual Meeting”) to be held at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830, on Monday December 20, 2021, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals contained in this Proxy Statement. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. It is contemplated that this Proxy Statement and the accompanying form of Proxy will first be mailed to the Company’s shareholders on or about November 17, 2021.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Chief Executive Officer of the Company, at its principal executive offices located at Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Record Date

Shareholders of record at the close of business on October 25, 2021 (the “Record Date”), will be entitled to receive notice of, attend and vote at the meeting.

Voting Securities

As of October 25, 2021, there were 22,090,423 shares of Common Stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company entitled to vote. Shareholders are entitled to one vote for each share of Common Stock held by them.

The presence in person or by proxy of the holders of a majority in interest of all stock issued and outstanding is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including broker non-votes (as described below), and brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present for purposes of determining the presence of a quorum.

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Why am I being provided with these proxy materials?

We have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to www.proxyvote.com and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Broadridge Financial Solutions, Inc. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Voting Procedures and Vote Required

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of three ways:

●	You may vote over the Internet. You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card.

●	You may vote in Person. You may vote your shares in person if you attend the Annual Meeting.

●	You may vote by mail. If you requested a proxy card by mail, you may vote by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

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Votes Required to Approve a Proposal

The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting, present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal No. 1: Election of Directors. Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. At the Meeting, eight directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the eight candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: To Approve the Compensation of the Company’s Named Executive Officers. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 3: To Recommend the Frequency of Future Advisory Votes on Compensation. Votes may be cast: “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 4: To Ratify the Selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” the affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Proposal No. 5: To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

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This proxy statement, the accompanying proxy card and our 2020 annual report to stockholders were first made available to stockholders on or about November 17, 2021.

A copy of our Annual Report on Form 10-K for the year ended June 30, 2021 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109.

Proxy Materials Are Available on the Internet

The Company uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability” to our stockholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on October 25, 2021.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about November 17, 2021 to all shareholders of record on the Record Date entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include this proxy statement for the Annual Meeting and the proxy card.

What is the proxy card?

The proxy card enables you to appoint Grant Johnson, our Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing Grant Johnson to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on December 20, 2021, commencing at 10:00 a.m., Eastern Time, at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.proxyvote.com.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on October 25, 2021 will be entitled to vote at the Annual Meeting. On this Record Date, there were 22,090,423 shares of Common Stock outstanding and entitled to vote.

The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Shareholder of Record: Shares Registered in Your Name

If on October 25, 2021 your shares were registered directly in your name with Esports Entertainment Group, Inc.’s transfer agent, VStock Transfer, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 25, 2021 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.	To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 2);

3.	To recommend, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 3);

4.	To ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 (Proposal No. 4);

5.	To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note (Proposal No. 5); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the Annual Meeting.

How do I vote?

You may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at Block 6, Triq Paceville, St. Julians, Malta, STJ 3109.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority in interest of all stock issued and outstanding, or 11,045,212 shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the directors (Proposal No. 1), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 2), to recommend, on a non-binding advisory basis, that the frequency of future advisory votes on the compensation of the Company’s named executive officers will be “THREE YEARS” (Proposal No. 3), “FOR” ratification of the appointment of Freidman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 (Proposal No. 4), “FOR” the approval of the potential issuance of an excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note (Proposal No. 5), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of the directors (Proposal No. 1), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 2), to recommend, on a non-binding advisory basis, that the frequency of future advisory votes on the compensation of the Company’s named executive officers will be “THREE YEARS” (Proposal No. 3), “FOR” ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 (Proposal No. 4), “FOR” the approval of the potential issuance of an excess of 19.99% of our outstanding Common Stock upon the conversion of an outstanding convertible note (Proposal No. 5), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of mailing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

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I share the same address with another Esports Entertainment Group, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a timely written notice that you are revoking your proxy to the Company at Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, Attn: Chief Executive Officer; or

●	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Abstain” and “Against” votes, and broker non-votes. Abstentions will not be counted as votes for any matter.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Annual Meeting.

CORPORATE GOVERNANCE

Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

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The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated: Grant Johnson, Daniel Marks, Damian Mathews, Chul Woong Lim, Alan Alden, Warwick Bartlett, Mark Nielsen and Stuart Tilly for election as directors, each to hold office until their successors are elected and qualified or until their earlier resignation or removal.

Name	Current Age	Position
Grant Johnson	60	President, Secretary/Treasurer, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors
Daniel Marks	42	Chief Financial Officer, (Principal Financial Officer) (Principal Accounting Officer) and Director
Damian Mathews	49	Director
Chul Woong Lim	38	Director
Alan Alden	58	Director
Warwick Bartlett	74	Director
Mark Nielsen	45	Director
Stuart Tilly	43	Chief Legal Officer and Director

The following noteworthy experience, qualifications, attributes and skills for each Board member, led to our conclusion that the person should serve as a director in light of our business and structure:

The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each person described below, led to our conclusion that the person should serve as a director in light of our business and structure:

Grant Johnson

Mr. Johnson has been the Chief Executive Officer of the Company since 2013. From 2007 to 2013, Mr. Johnson advised several development stage companies as a sales management and business development consultant. From 2003 to 2007, Mr. Johnson was co-founder, President, Chief Operating Officer and a Director of Swiss Medica Inc., a US publicly listed company which manufactured and sold nutraceutical products online. From 2000 to 2003, Mr. Johnson was founder, President, Chief Executive Officer and a Director of Healthnet International Inc., a US publicly listed company which sold nutraceutical products online. From early 1996 to 1999, Mr. Johnson was Vice President of Starnet Communications International, Inc. and Softec Systems Inc., a market leader in the B2B sector of the online gambling industry. Mr. Johnson obtained his Bachelor of Arts degree in economics and history from the University of Western Ontario in Canada.

Daniel Marks

Mr. Marks combines over twenty (20) years of experience of senior management in online gambling and corporate banking. From 2016 through the present, Mr. Marks has served as Chief Financial Officer of Argyll Entertainment AG, an online gambling operator licensed in the UK and Ireland. From 2014 to 2016, he was Chief Financial Officer for Large and Mid-Market Corporates for HSBC, North America, a British multinational banking and financial services organization. From 2008 through 2014, Mr. Marks held multiple financial and operational leadership roles, including Chief Operating Officer for UK Coverage at Barclays plc, a British multinational investment bank and financial services company. He has an undergraduate degree from the University of Bristol, UK, and is a CIMA qualified accountant.

Damian Mathews

Mr. Mathews combines over 25 years of experience in senior finance positions within investment management, banking and accounting. Previously, he had been involved with the Qatar and Abu Dhabi Investment Company (a sovereign wealth fund owned investment company) as Chief Financial Officer from 2014 to 2020. From 2012 to 2014 he was a Director of his own consultancy business, NZ Pacific Investments, in New Zealand. From 2009 to 2012 he held senior management positions including General Manager Finance (New Zealand); Head of Finance and Operations Americas (United States); and Head of Change Management (Australia) at Commonwealth Bank of Australia Group. From 2007 to 2008 Damian was a Director in Product Control at ABN Amro bank in London. From 2002 to 2006 he held various senior financial controller positions at Royal Bank of Scotland Group in London. From 1998 to 2002 he was an Assistant Vice President at Credit Suisse First Boston investment bank in London and the Bahamas. From 1994 to 1998, he was an Assistant Manager at KPMG accountants in London. He has a joint honors undergraduate degree in Economics and Politics from the University of Bristol in the United Kingdom and is a fellow of the Institute of Chartered Accountants in England and Wales.

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Chul Woong Lim

Since June 2018 Mr. Lim has been Director of Global Business for Loud Communications based in Seoul, South Korea. Between 2014 and 2018 Mr. Lim was the Secretary General of the International e-Sports Federation (IeSF) based in Seoul, South Korea where he was responsible for relations with 47 national federations, international sports authorities, and global partners, in addition to organizing and operating the eSports World Championship and other international esports tournaments. During 2010, Mr. Lim was Deputy Manager of Sports Marketing with FIRSONS Inc., a Seoul, South Korea based sports events marketing firm. Mr. Lim was one of our Directors between January 30, 2015 and October 26, 2016. Mr. Lim received a B.S. in Physical Education from Seoul National University.

Alan Alden

Mr. Alden has been a specialist in advising remote gaming companies located in Malta since 2000, when he advised the first remote gaming companies as the Senior Manager of Enterprise Risk Services at Deloitte & Touche (Malta). In 2006, Mr. Alden established Kyte Consultants Ltd, a company that specialized in the remote gaming and payment card sectors, to assist companies located in Malta. In 2009, Mr. Alden became a founding director in Contact Advisory Services Ltd, a licensed Company Service Provider (CSP) that offers a complete service to its customers, from company incorporation, to licensing for gaming and financial institutions. Since 2010, Mr. Alden has served as the General Secretary of the Malta Remote Gaming Council. Mr. Alden is a Certified Information Systems Security Professional (“CISSP”) and a Certified Information Systems Auditor (“CISA”). Mr. Alden was also the founding President of the ISACA Malta Chapter between 2005 and 2008. In 2015, Mr. Alden became a Part Time Lecturer on IT Auditing at the University of Malta.

Warwick Bartlett

Mr. Bartlett combines over fifty (50) years of experience in the gaming industry. From 1999 through the present, Mr. Bartlett has served as Chief Executive Officer of Global Betting & Gaming Consultants Ltd, a company that provides data and market reports for the global gambling industry. From 1989 to 2019, Mr. Bartlett served on the board of directors of Cashline Pawnbrokers Ltd. From 2002 to 2013, Mr. Bartlett served as Non-Executive Chairman of the Association of British Bookmakers a trade organization for betting shop operators in the United Kingdom which represents its members and their interests through legislative advocacy and media relations. From 2004 to 2010, Mr. Bartlett served as Member of the Horserace Betting Levy Board a UK statutory body that was established by the Betting Levy Act 1961. From 1992 to 2000, Mr. Bartlett served as Chairman of the British Betting Office Association.

Mark Nielsen

Mr. Neilsen co-founded ggCircuit, LLC in 2017, a cloud based esports software solution for LAN centers around the world. At ggCircuit Mark was the Chief Marketing Officer and then Chief Operating Officer before it was purchased by Esports Entertainment Group, Inc. Mr. Neilsen founded and now serves as the Chief Evangelist for Nieley, LLC, a B2B sales, marketing and operations support agency for the games industry. Mr. Nielsen is also the founder and President of iGames, Inc., which builds and manages gaming based communities. One of iGames first projects was supporting over 1000 LAN centers and executing over 200 tournaments including the official Halo National Championships. Mr. Neilsen has lead iGames to power some of the largest gaming communities for clients such as Alienware Arena and the Intel Gaming Access Program, reaching more than 100 million monthly participants. Prior to iGames, Mark served in similar evangelical roles at Intel, Silicon Graphics, Inc, 3D graphics pioneer Rendition and GIobal VR. He holds a BA in Business Administration-Finance from California Polytechnic State University (Cal Poly) at San Luis Obispo, where he was also a 4-time All-American tennis player voted “Best All-Around Athlete” of the school and a winner of National Tennis Magazine’s prestigious Arthur Ashe Leadership Award.

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Stuart Tilly

Mr. Tilly combines over 15 years of experience in the online gaming industry having previously trained and qualified as a Solicitor. Previously, he had been involved in several online gaming companies, holding positions including Founder and Chief Executive Officer, Chief Legal Officer and Non-Executive Director and board member. From 2016 through 2020, Stuart was the Chief Executive Officer for Argyll Entertainment AG, a UK licensed online sports betting and gaming company. From 2014 to 2020, he was also Founder and Chief Executive Officer of Flip Sports Limited, a mobile games development company. From 2012 to 2016 he was Founder and Executive Director of iGaming Counsel, a legal and commercial advisory firm to the online gaming industry. From 2005 to 2012 he held senior legal positions in the online gaming industry. Stuart was also a founding member of the International Social Games Association, an industry trade body for the social gaming industry and a non-executive advisor to Game Sparks Limited, a games platform as a service company. He has a law degree from the University of Exeter and an LPC Masters Degree from Nottingham Trent Law School. Stuart trained and qualified as a solicitor at Magic Circle law firm, Allen & Overy LLP.

We believe our directors are qualified to serve for the following reasons:

Name	Reason
Grant Johnson	Experience in online gambling.
Daniel Marks	Experience in financial and operational leadership roles.
Damian Mathews	Experience in financial and accounting leadership roles
Chul Woong Lim	Experience with esports.
Alan Alden	Experience advising companies in gaming.
Warwick Bartlett	Experience in the gaming industry.
Mark Nielsen	Experience with Esports
Stuart Tilly	Experience in online gambling

Family Relationships

There are no family relationships between any of our directors or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for the year ended June 30, 2021, all of the Company’s officers, directors and ten percent holders have made the required filings other than Mr. Lefèvre’s Form 3 upon his becoming an executive officer.

Board Composition and Director Independence

Our Common Stock and warrants are listed on The NASDAQ Capital Market. Under the rules of NASDAQ, “independent” directors must make up a majority of a listed company’s board of directors. In addition, applicable NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable NASDAQ rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our board of directors consists of 7 members. The directors will serve until our next annual meeting and until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the Nasdaq Stock Market rules.

In making the determination of whether a member of the board is independent, our board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Related Party Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, our board affirmatively determined that Damian Mathews, Chul Woong Lim, Alan Alden , Mark Nielsen and Warwick Bartlett are   qualified as independent and do not have any material relationships with us that might interfere with his exercise of independent judgment.

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Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee has its own charter, which is available on our website at www.esportsentertainmentgroup.com. Each of the board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Warwick Bartlett, Damian Mathews, Chul Woong Lim and Alan Alden are independent directors as that term is defined in Section 5605(a)(2) of the Nasdaq Stock Market rules  .

The members of each committee are, as follows:

Audit Committee: Damien Matthews, Alan Alden and Warwick Bartlett with Mr. Matthews serving as the Chairman. Our Board has determined the Mr. Matthews is currently qualified as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee: Alan Alden, Chul Woong Lim, and Warwick Bartlett. Mr. Alden serves as Compensation Committee Chairman.

Nominating and Governance Committee: Warwick Bartlett, Alan Alden and Damian Matthews. Mr. Bartlett serves as Chairman of the Nominating and Governance Committee.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversee the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

●	selecting and recommending to our board of directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related-party transactions; and

●	overseeing compliance with legal and regulatory requirements.

Compensation Committee

Our Compensation Committee assists the board of directors in the discharge of its responsibilities relating to the compensation of the board of directors and our executive officers.

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The Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to recommend to the board nominees for election as directors and persons to be elected to fill any vacancies on the board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Committee’s responsibilities include:

●	recommending to the board of directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the board;
●	considering candidates proposed by stockholders in accordance with the requirements in the Committee charter;
●	overseeing the administration of the Company’s code of business conduct and ethics;
●	reviewing with the entire board of directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;
●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;
●	recommending to the board of directors on an annual basis the directors to be appointed to each committee of the board of directors;
●	overseeing an annual self-evaluation of the board of directors and its committees to determine whether it and its committees are functioning effectively; and
●	developing and recommending to the board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our principal executive, financial and accounting officers and all persons performing similar functions. A copy of that code is available on our corporate website at www.esportsentertainmentgroup.com. We expect that any amendments to such code, or any waivers of its requirements, will be disclosed on our website.

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Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of our company.

Board and Committee Meetings

Our Board of Directors held 10 formal board meetings and 4 formal Audit Committee meetings during year ended June 30, 2021.

Disclosure of Commission Position on Indemnification of Securities Act Liabilities

Our directors and officers are indemnified as provided by the Nevada corporate law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

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●	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer or PEO) and our two most highly compensated executive officers other than the Principal Executive Officer during fiscal years 2021 and 2020 (collectively, the “Named Executive Officers”) who served in such capacities.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Other Annual Compensation	All Other Compensation	Total
Grant Johnson,	2021	$300,000	—	92,000	276,000	—	14,800	$682,800
CEO and President(2)	2020	$150,000	—	—	—	—	—	$150,000

Brackens John	2021	$207,400	—	52,794	184,000	—	—	$444,194
CTO(3)	2020	$94,000	—	83,645	—	—	—	$177,645

Stuart Tilly,	2021	$320,013	—	23,000	46,000	—	—	$389,013
Chief Legal Counsel (4)	2020	$11,510	—	—	—	—	—	$11,510

Daniel Marks,	2021	$216,000	—	23,000	69,000	—	—	$308,000
CFO(5)	2020	$9,000	—	—	—	—	—	$9,000

(1)	The fair value of options granted computed in accordance with ASC718 on the date of grant.

(2)	Annual salary of $300,000. During the year ended June 30, 2021, the Chief Executive Officer (CEO) was issued 20,000 shares of common stock at $4.60 granted price, and 60,000 stock options at $4.82 granted price. All other compensation includes $4,800 for office rent reimbursement and $10,000 for car allowance.

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(3)	Annual salary of approximately $207,000. Mr. John Brackens was appointed as the Company’s Chief Technology Officer (CTO) on September 20, 2019. During the year ended June 30, 2021, Mr. John Brackens was issued 300 shares, 7,500 shares and 2,367 shares of common stock at $4.25, $4.60 and $7.19 granted price, respectively. Mr. John Brackens was issued 40,000 stock options at $4.82 granted price.

(4)	Annual salary of approximately $320,000. Mr. Stuart Tilly was appointed as the Company’s Chief Legal Counsel on June 15, 2020. Mr. Stuart Tilly is compensated through a legal consultancy agreement that requires payments of £18,000 per month to his legal consultancy firm, and he also receives $500 per month through an employment agreement as Legal Counsel and Company Secretary. During the year ended June 30, 2021, Mr. Stuart Tilly was issued 5,000 shares of common stock at $4.60 granted price, and 10,000 stock options at $4.82 granted price.

(5)	Annual salary of $216,000. Mr. Daniel Marks was appointed as the Company’s Chief Financial Officer (CFO) on June 15, 2020. During the year ended June 30, 2021 the CFO was issued 5,000 shares of common stock at $4.60 granted price, and 15,000 stock options at $4.82 granted price.

Employment Agreements

Grant Johnson

On June 1, 2017, we entered into an Employment Agreement with Grant Johnson to serve as our Chief Executive, President, Financial and Accounting Officer. The agreement provides for an annual salary of $150,000. On September 29, 2020, we entered into an Amended and Restated Employment Agreement with Grant Johnson to serve as our Chief Executive Officer (the “Johnson Employment Agreement”). We will continue to employ Mr. Johnson for the period beginning retroactively on May 1, 2020 (the “Commencement Date”) and ending on January 31, 2025, (the “Initial Term”). The Initial Term shall be automatically renewed for successive consecutive one (1) year periods (each, a “Renewal Term” and the Initial Term and Renewal Term are collectively referred to as the “term of employment”) thereafter unless either party sends written notice to the other party, not more than 270 days and not less than 180 days before the end of the then-existing term of employment, of such party’s desire to terminate the Johnson Employment Agreement at the end of the then-existing term, in which case the Johnson Employment Agreement will terminate at the end of the then-existing term.

The Johnson Employment Agreement provides for an annual salary of $300,000 (the “Base Salary”). In addition to the Base Salary, Mr. Johnson may receive a cash bonus up to 150% of the Base Salary determined by the relationship between our annual performance and an annual target performance set each year by mutual agreement between the Board of Directors.

Mr. Johnson participates in the executive stock option plan consistent with other C-level officers. In addition, the Mr. Johnson shall receive 100,000 shares of our common stock for each stock or asset acquisition consummated during the term of his employment that increases the gross revenues of the Company by $10,000,000 or more, as determined by the auditors and the Board of Directors. He will also be issued 200,000 of our common stock if we reach positive cash flow EBIDTA, as determined our auditors and the Board of Directors. Mr. Johnson will further receive a common stock issuance of 200,000 shares if our market capitalization exceeds $500,000,000 for a period of 30 consecutive trading days. In addition, the Mr. Johnson will receive a 200,000 common stock issuance if our market capitalization exceeds $1,000,000,000 for a period of 30 consecutive trading days. Further, Mr. Johnson will receive an issuance of 200,000 shares of common stock if our market capitalization exceeds $1,500,000,000 for a period of 30 consecutive trading days. Mr. Johnson will also be entitled receive an additional 100,000 shares of common stock for each additional $100,000,000 increase in market capitalization thereafter, provided that such increase is sustained for a period of 30 consecutive trading days.

Mr. Johnson is entitled to receive various employee benefits generally made available to other C-level officers and senior managers of the Company. If the Company were to terminate Mr. Johnson’s employment without cause, Mr. Johnson would be entitled to receive all compensation earned but unpaid through the date of termination and a severance payment equal to two (2) years’ worth of his then-existing Base Salary and previous years’ bonus.

John Brackens

On May 9, 2019, the Company entered into an employment agreement with Mr. John Brackens to serve as the Company’s Chief Information with a salary of $120,000 per annum. On September 20, 2019, the Company entered in a new employment agreement with Mr. Brackens to update Mr. Brackens position with the Company as its Chief Technology Officer. Under this amended agreement, Mr. Brackens was to receive an initial base salary of $120,000 per annum with his salary increased to $144,000 per annum upon the Company’s completion of financing in excess of $5,000,000. On May 1, 2020, the Company further amended the employment agreement with Mr. Brackens to update Mr. Bracken’s salary to $144,000 per annum. On February 22, 2021 the employment agreement with Mr. Brackens was amended further to increase Mr. Bracken’s salary effective from March 1, 2021 to approximately $200,000 payable in U.S. dollars and Euro.

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The employment agreement with Mr. Brackens is for one year and is automatically extended for an additional one year term unless the Company or Mr. Brackens provides written notice within 60 days notice prior to the end of the current employment term. Mr. Brackens is eligible to earn an annual employee stock option bonus in such amount, if any, as determined in the sole discretion of the Board. The employment agreement with Mr. Brackens may be terminated with or without cause. Upon termination Mr. Brackens’ employment because of disability, the Company shall pay or provide Mr. Brackens (i) any unpaid base fee and any accrued vacation through the date of termination; (ii) any unpaid annual bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (iii) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (iv) any Accrued Benefits. Upon the termination of Mr. Brackens’ employment because of death, Mr. Brackens’ estate shall be entitled to any Accrued Benefits. Upon the termination Mr. Brackens’ employment by the Company for cause or by either party in connection with a failure to renew the employment agreement, the Company shall pay Mr. Brackens any Accrued Benefits.

Daniel Marks

On June 11, 2020, Mr. Marks entered into an engagement agreement with the Company. The Engagement Agreement is for a term of one year (the “Initial Term”) and shall be automatically extended for additional terms of successive one-year periods (the “Additional Term”) unless the Company or Mr. Marks gives at least 30 days written notice prior to the expiration of the Initial Term or each Additional Term. Mr. Marks is to receive a base salary of $18,000 per month. Mr. Marks is eligible to earn an annual employee stock option bonus in such amount, if any, as determined in the sole discretion of the Board. The Engagement Agreement may be terminated with or without cause. The Company can terminate Mr. Marks without cause at any time during the first ninety (90) days of the Initial Term of the Engagement Agreement. Upon termination of Mr. Marks because of disability, the Company shall pay or provide to Mr. Marks (1) any unpaid salary and any accrued vacation through the date of termination; (2) any unpaid bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (3) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (4) all other payments or benefits to which he may be entitled under the terms of any applicable employee benefit plan, program or arrangement.

As a full-time employee of the Company, Mr. Marks will be eligible to participate in all of the Company’s benefit programs.

Stuart Tilly

On June 11, 2020, Mr. Tilly entered into an engagement agreement with the Company to serve at the Chief Legal Counsel. The Company also entered into a consulting agreement with Mr. Tilly through the legal consulting firm Rivington Law, whereby Mr. Tilly provides additional legal and other professional services to the Company. Mr. Tilly receives $500 per month in his role as Chief Legal Counsel and £18,000 ($24,842 translated using the exchange rate in effect at June 30, 2021) pursuant to the consulting agreement.

In his role as Chief Legal Counsel, Mr. Tilly is entitled to discretionary cash bonuses as determined from time to time by the Board or Compensation Committee as well as participation in any executive stock option plan consistent with other C-level officers. Either party may terminate the engagement agreement upon 60 days written notice.

The Company or Mr. Tilly may terminate the consulting agreement upon six months written notice . Under the consulting agreement, the Company may, at is sole discretion, terminate the agreement immediately by paying all amounts that otherwise would have been due owing during the notice period for termination. On the date of termination, for any reason whatsoever, Mr. Tilly will only be entitled to any outstanding fees or consideration earned and owed though the date of such termination.

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Outstanding Equity Awards at June 30, 2021

The following table summarizes the outstanding equity award holdings held by our named executive officers and directors at June 30, 2021.

Name	Shares issuable upon exercise of options	Option exercise price ($)	Option expiration date
Alan Alden (1)	20,000	$4.82	January 7, 2026
Damien Matthews (2)	20,000	$4.82	January 7, 2026
Chul Wong Lim (3)	20,000	$4.82	January 7, 2026
Warwick Bartlett (4)	20,000	$4.82	January 7, 2026
Grant Johnson, Chief Executive Officer	60,000	$4.82	January 7, 2026
Stuart Tilly, Chief Legal Counsel	10,000	$4.82	January 7, 2026
Daniel Marks, Chief Financial Officer	15,000	$4.82	January 7, 2026
John Brackens, Chief Technology Officer	40,000	$4.82	January 7, 2026
Adrien Lefevre, Chief Compliance Officer	10,000	$4.82	January 7, 2026

(1)	Mr. Alden was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Compensation committee as from October 1, 2020.

(2)	Mr. Matthews was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Audit committee as from October 1, 2020.

(3)	Mr. Lim was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and a member of the Compensation committee as from October 1, 2020.

(4)	Mr. Bartlett was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Governance committee as from October 1, 2020.

Stock Incentive Plans

On September 10, 2020, the Company’s board of directors adopted the 2020 Equity and Incentive Plan (the “2020 Plan”) that provides for the issuance of incentive and non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights to officers, employees, directors, consultants, and other key persons. Under the 2020 Plan, the maximum number of shares of common stock authorized for issuance was 1,500,000 shares. Each year on January 1, for a period of up to nine years, the maximum number of shares authorized for issuance under the 2020 is automatically increased by 233,968 shares. At June 30, 2021, there was a maximum of 1,733,968 shares of common stock authorized for issuance under the 2020 Plan. There were no additional equity awards eligible for issuance from the 2017 Stock Incentive Plan that had been adopted by the Company on August 1, 2017. The outstanding stock options granted under the 2017 Plan were transferred to the 2020 Plan. As of June 30, 2021, there were 1,281,959 shares of common stock available for future issuance under the 2020 Plan.

Incentive Stock Options

All of our employees are eligible to be granted Incentive Stock Options pursuant to the 2020 Plan as may be determined by our Board of Directors which administers the Plan.

Options granted pursuant to the 2020 Plan terminate at such time as may be specified when the option is granted.

The total fair market value of the shares of common stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

In the discretion of the Board of Directors, options granted pursuant to the 2020 Plan may include instalment exercise terms for any option such that the option becomes fully exercisable in a series of cumulating portions. The Board of Directors may also accelerate the date upon which any option (or any part of any option) is first exercisable. However, no option, or any portion thereof may be exercisable until one year following the date of grant. In no event shall an option granted to an employee then owning more than l0% of our common stock be exercisable by its terms after the expiration of five years from the date of grant, nor shall any other option granted pursuant to 2020 Plan be exercisable by its terms after the expiration of ten years from the date of grant.

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Non-Qualified Stock Options

Our employees, directors and officers, and consultants or advisors are eligible to be granted Non-Qualified Stock Options pursuant to 2020 Plan as may be determined by our Board of Directors which administers the Plan, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with a capital-raising transaction or promoting our common stock.

Options granted pursuant to 2020 Plan terminate at such time as may be specified when the option is granted.

In the discretion of the Board of Directors options granted pursuant to the Plan may include instalment exercise terms for any option such that the option becomes fully exercisable in a series of cumulating portions. The Board of Directors may also accelerate the date upon which any option (or any part of any option) is first exercisable. In no event shall an option be exercisable by its terms after the expiration of ten years from the date of grant.

Stock Bonuses

Our employees, directors and officers, and consultants or advisors are eligible to receive a grant of our shares, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with a capital-raising transaction or promoting our common stock. The grant of the shares rests entirely with our Board of Directors which administers the Plan. It is also left to the Board of Directors to decide the type of vesting and transfer restrictions which will be placed on the shares.

Employee Pension, Profit Sharing or other Retirement Plan

We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

Directors’ Compensation

The table below shows the compensation paid to our non-executive directors during the year ended June 30, 2021.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Chul Woong Lim (3)	2021	$20,000	$—	$64,079	$84,079
	2020	$20,000	$—	$—	$20,000
Alan Alden (4)	2021	$20,000	$—	$64,079	$84,079
	2020	$20,000	$20,000	$—	$40,000
Warwick Bartlett (5)	2021	$20,000	$—	$64,079	$84,079
	2020	$5,000	$—	$—	$5,000
Damian Mathews (6)	2021	$20,000	$—	$64,079	$84,079
	2020	$1,667	$—	$—	$1,667

(1)	The fair value of stock issued for services computed in accordance with ASC718 on the date of grant.
(2)	The fair value of options granted computed in accordance with ASC718 on the date of grant.
(3)	Mr. Lim was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and a member of the Compensation committee as from October 1, 2020.
(4)	Mr. Alden was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Compensation committee as from October 1, 2020.
(5)	Mr. Bartlett was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Governance committee as from October 1, 2020.
(6)	Mr. Matthews was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Audit committee as from October 1, 2020.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our voting shares beneficially owned as of October 11, 2021 and is based on 21,985,172 shares issued and outstanding, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of October 11, 2021. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of October 11, 2021 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the shareholders listed below is: Block 6, Triq Paceville, St. Julians, Malta, STJ 3109.

The following shows the stock ownership of our officers, directors and any persons known to us who owns more than 5% of our common stock as of October 11, 2021.

Name and Address of Beneficial Owner	Number	Percent
Grant Johnson(1) 1370 Pilgrims Way Oakville, ON, Canada	3,444,134	15.25%
Daniel Marks (2) 121 Lockwood Road Riverside, CT, US	119,439	*
John Brackens (3) The Terraces, Triq is-Simar, Apt.7A, Xemxija St Paul’s Bay, Malta SPB9026	89,092	*
Chul Woong Lim (4) 204-804 Susaek Rd. 100 Seodaemun-gu Seoul, Korea	70,780	*
Damian Mathews (5) 69 De Luen Avenue Tindalls Beach, Whangaparaoa Auckland 0930	58,000	*
Stuart Tilly (6) 87 Luton Road Harpenden, UK	111,388	*
Warwick Bartlett (7)
Rose Cottage, 28 Bowling Green Road Castletown, Isle of Man, British Isles, IM9 1EB	49,500	*
Alan Alden (8) 202, Yucca, Swieqi Road Swieqi, SWQ 3454, Malta	54,762	*
Adrien Lefevre (9)
31 Dudley Road, Kingston upon Thames
Surrey, KT12UN UK	36,660	*
Mark Nielsen (10)
5271 E Sagewood Dr, Boise
Indiana, 83716	25,000	*
All Officers and Directors as a group (ten persons)	4,058,755	16.2%

*	less than 1%

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(1)	Mr. Grant Johnson and Next Generation Holdings Trust, controlled by Grant Johnson currently hold 3,353,334 shares of common stock and 90,800 options to purchase shares of common stock currently exercisable.

(2)	Includes 73,639 shares of common stock and 45,800 options to purchase shares of common stock currently exercisable.

(3)	Includes 18,292 shares of common stock and 70,800 options to purchase shares of common stock currently exercisable.

(4)	Includes 20,780 shares of common stock and 50,000 options to purchase shares of common stock currently exercisable.

(5)	Includes 8,000 shares of common stock and 50,000 options to purchase shares of common stock currently exercisable.

(6)	Includes 75,588 shares of common stock and 35,800 options to purchase shares of common stock currently exercisable.

(7)	Includes 4,500 shares of common stock and 45,000 options to purchase shares of common stock currently exercisable.

(8)	Includes 4,762 shares of common stock and 50,000 options to purchase shares of common stock currently exercisable.

(9)	Includes 5,860 shares of common stock and 30,800 options to purchase shares of common stock currently exercisable.

(10)	Includes 25,000 options to purchase shares of common stock currently exercisable.

TRANSACTIONS WITH RELATED PERSONS

Our Company’s policy with regard to related party transactions is for the Board as a whole to approve any material transactions involving our directors, executive officers or holders of more than 5% of our outstanding capital stock.

The Company incurs home office expenses allowances of $4,800 per year charged by the President of the Company for use of a home office for him and an employee of the Company. As of June 30, 2021, the Company did not have a balance payable to the President related to rent payments.

The Company has entered into a consulting agreement with its Chief Legal Counsel through the legal consultancy firm Rivington Law resulting in monthly payments of £18,000 ($24,842 translated using the exchange rate in effect at June 30, 2021) for legal and other professional services provided through the consulting agreement.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements per the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

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The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended June 30, 2021, with the Company’s independent auditors, Friedman LLP, and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Friedman LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Friedman LLP required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Friedman LLP.

Based on the review and discussions with our independent registered public accounting firm, Friedman LLP, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2021, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Damian Mathews — Chairman of the Committee

Alan Alden

Warwick Bartlett

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees. The aggregate fees billed by our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the years ended June 30, 2021 and 2020, including review of our interim financial statements were $104,250 and $84,350, respectively.

Audit Related Fees. We incurred fees to our independent registered public accounting firm of $282,404 and $53,850 for audit related fees during the fiscal years ended June 30, 2021 and 2020, respectively, which related to filings with the SEC and audits of acquisitions by the Company during the year ended June 30, 2021.

Tax and Other Fees. We did not incur fees to our independent registered public accounting firm for tax and other services during the fiscal years ended June 30, 2021 and 2020.

The Audit Committee pre-approves all auditing services and all permitted non-auditing services (including the fees and terms thereof) to be performed by our independent registered public accounting firm.

MATTERS TO BE VOTED ON

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of eight directors. A total of eight directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2022, or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Grant Johnson, Daniel Marks, Damian Mathews, Chul Woong Lim, Alan Alden, Warwick Bartlett, Mark Nielsen and Stuart Tilly are all standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

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NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position(s)
Grant Johnson	60	President, Secretary/Treasurer, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors
Daniel Marks	42	Chief Financial Officer, (Principal Financial Officer) (Principal Accounting Officer) and Director
Damian Mathews	49	Director
Chul Woong Lim	38	Director
Alan Alden	58	Director
Warwick Bartlett	74	Director
Mark Nielsen	45	Director
Stuart Tilly	43	Chief Legal Officer and Director

Vote Required

The eight nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the election of each of the nominees for directors.

PROPOSAL NO. 2: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote every three years, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal No. 3.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2021 compensation of our named executive officers.

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

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Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval, In a non-binding advisory VOTE, of the compensation of the Company’s named executive officers as disclosed in THIS proxy statement.

PROPOSAL NO. 3: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In Proposal No. 2, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal No. 3, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. This vote is required by Section 14A of the Exchange Act.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our Board believes that the executive compensation advisory vote should be held every three years, and therefore our Board unanimously recommends that you vote for a frequency of THREE YEARS for future executive compensation advisory votes. Our Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters.

The approval of this Proposal No. 3 requires the affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Moreover, because this vote is non-binding, our Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Vote Required

The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Recommendation of our Board

Our Board unanimously recommends that you vote FOR “THREE YEARS” as the preferred frequency of future advisory votes on the compensation of our named executive officers.

PROPOSAL NO. 4: RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022

The Audit Committee of our Board of Directors has selected the firm of Friedman LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022. Friedman LLP has served as our independent registered public accounting firm since the fiscal year ended June 30, 2020. Although stockholder ratification of the selection of Friedman LLP is not required by law or Nevada rules, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast is required for the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022.

PROPOSAL NO. 5: TO APPROVE THE POTENTIAL ISSUANCE OF AN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF AN OUSTANDING CONVERTIBLE NOTE.

Background and Description of Senior Convertible Note

You are being asked to consider and vote upon a proposal (the “Share Issuance Proposal”) that provides for the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock upon the conversion of a Senior Convertible Note (“Convertible Note”) that we issued in connection with a private placement on May 28, 2021. All capitalized terms below are defined in the Convertible Note transaction documents. The Share Issuance Proposal, if passed, will allow us to issue more than 4,104,478 shares (19.99% of the 20,532,655 shares of Common Stock outstanding on May 28, 2021).

On May 28, 2021, the Company entered into a Securities Purchase Agreement (“Purchase Agreement”) with an institutional investor (the “Investor”) pursuant to which it sold a Senior Convertible Note, with an initial principal amount of $35 million (the “Convertible Note”) in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Convertible Note bears interest at a rate of 8% per annum and matures two years following the date of issuance (the “Maturity Date”, subject to extension in certain circumstances, including bankruptcy and outstanding events of default). In addition to the principal amount the Company is required to pay an additional amount equal to 6% of the outstanding principal amount. After the occurrence and during the continuance of an Event of Default (as defined in the Convertible Note), the Convertible Note will accrue interest at the rate of 12.0% per annum.

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The Convertible Note is convertible, at the option of the holder, into shares of the Company’s common stock at a conversion price of $17.50 per share. The Convertible Note is subject to a most favored nations provision and standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction. If we enter into any agreement to issue (or issue) any variable rate securities, the noteholder has the additional right to substitute such variable price (or formula) for the conversion price.

If an Event of Default has occurred under the Convertible Note, the noteholder may elect to alternatively convert the Convertible Note (including the 15% premium that would otherwise be payable in a cash acceleration thereof) at the Alternate Conversion Price (as defined in the Convertible Note). In connection with an Event of Default, the noteholder may require us to redeem in cash any or all of the Convertible Note. The redemption price will equal 115% of the outstanding principal of the Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, or an amount equal to market value of the shares of our common stock underlying the Convertible Note, as determined in accordance with the Convertible Note, if greater.

The noteholder will not have the right to convert any portion of a Convertible Note, to the extent that, after giving effect to such conversion, the noteholder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such conversion. The noteholder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to us of such increase.

In connection with a Change of Control (as defined in the Convertible Note), the noteholder may require us to redeem all or any portion of the Convertible Note. The redemption price per share will equal the greatest of (i) 115% of the outstanding principal of the Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, (ii) 115% of the market value of the shares of our common stock underlying the Convertible Note, as determined in accordance with the Convertible Note, and (iii) 115% of the aggregate cash consideration that would have been payable in respect of the shares of our common stock underlying the Convertible Note, as determined in accordance with the Convertible Note.

At any time after the date we provide notice to the holder of our incurring of additional debt, the noteholder will have the right to have us redeem all or a portion of the Convertible at a redemption price of 106% of the portion of the Convertible Note subject to redemption.

In connection with the sale of the Convertible Note, the Company issued two warrants to the Investor, the Series A Warrant and Series B Warrant (the “Warrants”). Pursuant to the Warrants, issued by the Company in favor of the Investor, the investor shall have the right to purchase up to a total of 4,000,000 shares (2 million shares pursuant to each Warrant) of the Company’s common stock at an exercise price of $17.50 per share. The Series A Warrant expires in 4 years. The Series B Warrant expires in 2 years. The Warrants each have a cashless exercise provision that provides that no effective registration statement exists and a beneficial ownership limitation of 4.99% which may be increased or decreased up to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to us of such increase. The Series B Warrant is only exercisable to the extent that the indebtedness owing under the Convertible Note is redeemed. For every share of common stock issuable upon conversion of the redemption amount on the Convertible Note, one warrant share will vest and be eligible for exercise.

The Company evaluated its compliance with the debt covenants in the Convertible Note as of June 30, 2021 and the period from July 1, 2021 through October 13, 2021 and determined that it had not maintained compliance with certain covenants in the Convertible Note. The Company therefore requested and received a waiver for (i) any known breaches or potential breaches of financial covenants in effect related to the available cash test and minimum cash flow test through December 25, 2021, (ii) any known breach resulting from the existing lien on the shares of Prozone Limited obtained in the acquisition of the Bethard Business and (iii) any known breach which would result from the issuances of up to 200,000 shares common stock in connection with the Company’s proposed purchase of certain equity interests in Game Fund Partners Group LLC. In addition, the Company requested and received an amendment to the Convertible Note wherein the permitted ratio of outstanding debt to market capitalization was increased temporarily from 25% to 35% through December 25, 2021.

In consideration for the waiver, the Company agreed to permit the immediate conversion of up to $7,500,000 of the outstanding balance of the Convertible Note at the Alternate Conversion Price into shares of common stock of the Company (the “Waiver Amount”). In the event of default following December 25, 2021, the holder may exercise any and all rights available to it following such a default that includes redemption of the Convertible Note for cash. The holder may also choose to convert any outstanding indebtedness in the form of the Alternate Conversion Price as provided in the Convertible Note, subject to the terms and conditions contained therein, until such time as the Company is in compliance with the above-mentioned Sections.

As of October 25, 2021, (i) $468,500 of the $7,500,000 Waiver Amount has been converted into 100,001 shares of Common Stock (at a conversion price of $5.73) and the outstanding balance of the Waiver Amount is $7,031,500; and (ii) the outstanding balance of the Convertible Note was $34,531,500 million in principal and $4,611,873.67 accrued but unpaid interest.

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Why We Need Stockholder Approval

Because our Common Stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2). Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price of our Common Stock immediately preceding the execution of the Convertible Note and (ii) the average closing price of our Common Stock for the five trading days immediately preceding the execution of the Convertible Note. The stockholder approval requirement was incorporated into the Convertible Note in order to comply with Nasdaq Listing Rule 5635(d)(2). Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to enable the Investor to be partially repaid under the Convertible Note through exercise of the Investor’s conversion rights thereunder rather than in cash.

Potential Effects of Approval of this Proposal

If the Share Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. For example, if the entire principal balance and accrued but unpaid interest under the Convertible Note as of October 25, 2021 in the amount of $39,143,373.67 were converted at a Conversion Price of $17.50 per share, then the conversion would result in the issuance of 2,236,764 shares of our Common Stock, which would increase our Common Stock outstanding as of October 25, 2021 from 22,090,423 shares to 24,327,187 shares (an increase of 10%). Either a decrease in the Conversion Price below $17.50 or an increase in the unpaid interest under the Convertible Note would increase the number of shares of Common Stock issued in a conversion under the Convertible Note. As of October 25, 2021, $468,500 of the $7,500,000 Waiver Amount has been converted into 100,001 shares of Common Stock (at a conversion price of $5.73) and the outstanding balance of the Waiver Amount is $7,031,500.

The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Potential Effects of Non-Approval of this Proposal

If the Share Issuance Proposal is not approved by the stockholders, the Convertible Note would not be convertible over the 19.99% threshold and would become due and payable. In such event, the Company may not have the resources to satisfy the Convertible Note at maturity, or the Company’s satisfaction of the Convertible Note may materially impair the Company’s working capital. The inability to discharge such indebtedness may also materially adversely affect the Company’s ability to raise capital from third parties on attractive terms, if at all.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for the approval of the potential issuance of in excess of 19.99% of our outstanding Common Stock upon the conversion of the Convertible Note. Abstentions will have the same effect as a vote “Against” and broker non-votes will have no effect on the outcome of this Share Issuance Proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval of the potential issuance BECAUSE IT IS IN THE BEST INTERESTS OF THE coMPANY AND OUR STOCKHOLDERS.

OTHER BUSINESS

We have not received notice of and do not expect any other matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. If you grant a proxy, the person named as proxy holder, Grant Johnson, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

26

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for the proxy statements and annual reports or Notices of Internet Availability of Proxy Materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or the Notice of Internet Availability of Proxy Materials, as applicable, or if you are receiving multiples copies of the proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request addressed to Attn: Chief Executive Officer, Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109. We will deliver promptly, upon written request, a separate copy of the proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, to a registered stockholder at a shared address to which a single copy of the applicable document(s) was delivered.

In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

November 22, 2021	By Order of the Board of Directors,

/s/ Grant Johnson
Grant Johnson
Chief Executive Officer and Chairman of the Board of Directors

27

ESPORTS ENTERTAINMENT GROUP, INC.
BLOCK 6
TRIQ PACEVILLE
ST. JULIANS, STJ 3109 MALTA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/19/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/19/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01) Grant Johnson 02) Daniel Marks 03) Damian Mathews 04) Chul Woong Lim 05) Alan Alden
06) Warwick Bartlett 07) Mark Nielsen 08) Stuart Tilly

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

The Board of Directors recommends you vote FOR proposals 4 and 5.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000522998_1 R1.0.0.177

ESPORTS ENTERTAINMENT GROUP, INC.
Annual Meeting of Shareholders
December 20, 2021 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Grant Johnson, Chief Executive Officer of Esports Entertainment Group, Inc., as proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 20, 2021, at 10:00 A.M. EST at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponements or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000522998_2 R1.0.0.177